                                                                  EXHIBIT 10.8.1

                                   AMENDMENT TO
                        EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AMENDMENT is entered into this 21st day of November, 2000 by and between Nassda Corporation located at 625 Ellis Street, Suite 206, Mountain View, CA 94043 ("Company") and Marubeni Solutions Corporation located at Higashi 1-26-20, Shibuya-ku, Tokyo 150-0011, Japan ("Distributor").

     WHEREAS, Company and Distributor entered into an Exclusive Distributor Agreement dated October 1, 1999 ("Distributor Agreement"), under which Distributor distributes certain software products produced by Company ("Software");

     AND WHEREAS, Company and Distributor desire to amend certain aspects of Distributor Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.   Effective Date
     --------------
     This Amendment shall be effective on November 21, 2000, and shall apply to Software ordered by Distributor to Company on or after such time.

2.   Change of Transactions
     -----------------------
     To accelerate smooth transactions between Company and Distributor and expand the distribution of Software, the parties hereto agree to amend the transactions under Distributor Agreement as "Licensing Distributor to sub-license customers to use Software" to "sales of copies of Software packaged."

3.   Amendments
     ----------
3.1 The first sentence of Section 4.1 of Distributor Agreement is hereby removed and replaced with the following:

     "Company shall sell and Distributor shall purchase Software in accordance with Purchase Notes submitted to Company."

3.2 Section 4.4 of Distributor Agreement is hereby removed and replaced with the following:

     "Company shall be responsible for delivery of Software contained in media (e.g. floppy disc or magnetic tape) to Distributor, which shall be completed upon Distributor's receipt thereof at Distributor's address as first written above or any other place in Territory designated by Distributor. [***] shall bear all charges, freight or otherwise for such delivery. To secure smooth export and import transactions, Distributor may designate the forwarder for such delivery. The benefits and burdens of, and risk of loss and damage to, Software sold to Distributor shall remain with Company until the Software is received by Distributor as provided herein."


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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3.3  Section 5 of Distributor Agreement is hereby removed and replaced with the following:

     "In light of protecting certain proprietary rights of Software, Distributor shall execute with its customer an End-User Agreement which meets the requirements set forth in Schedule C. Distributor shall keep the records up-to-date regarding the customers list and shall make such records available to Company at Distributor's premises during regular business hours."

3.4 The first sentence of Section 6.1 of Distributor Agreement is hereby removed and replaced with the following:

     "Company warrants that it is the exclusive owner of the intellectual property rights of, or has the right to distribute, Software and related documentation."

3.5 Section 10 of Distributor Agreement is hereby removed and thereafter remain in no effect.

3.6 The Schedule C of Distributor Agreement is hereby removed and replaced with APPENDIX attached to this Amendment.

3.7 To avoid any misunderstanding, the words in the following sections of Distributor Agreement are hereby replaced as follows:

     (a) "Title to Software" as section heading of Section 7.1 with "Rights to Software".
     (b) "Title to and ownership" in the first line of Section 7.1 with "The intellectual property rights".
     (c) "title or ownership" in third line of Section 7.1 with "intellectual property rights".
     (d)  "sub-licensing" in fifth line of Section 8 with "distribution".
     (e) "licensing" in third and seventh lines of Section 11.3 with "distribution".

4.   Surviving Provisions
     --------------------
     Except as expressly provided herein, all terms and conditions of Distributor Agreement shall remain in effect and full force.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officers or representatives on the day and year first written above.

Nassda Corporation                    Marubeni Solutions Corporation


/s/ [***]                             /s/ [***]
    ---------------------                 ---------------------
By: [***]                             By: [***]
    ---------------------                 ---------------------
Its: [***]                            Its: [***]
     --------------------                  --------------------
Date: 11/21/00                        Date: 11/30/2000
      -------------------                   -------------------


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                              APPENDIX of AMENDMENT
                              ---------------------

                                   SCHEDULE C
                                   ----------
                           TERMS OF END-USER AGREEMENT
                           ---------------------------

Distributor's End-User Agreement shall provide, among other things, that:

(a) The End-User Agreement shall be non-exclusive, non-transferable and, in principle, (unless terminated in accordance with the provisions set forth in the End-User Agreement) perpetual;

(b) Each Software shall be for use only on a single, designated CPU (for Node-Lock) or on the designated network with authorized number of users (for Floating);

(c) The customer shall not make copies of Software, except for use on the designated CPU or for back-up or archival purposes;

(d) Company shall retain copyright and any other proprietary rights in and to Software, including any and all copies, modifications, translations and other derivative works that duplicate or are based on Software;

(e) The customer shall limit use of and access to Software to such of customer's employees or contractual persons as are required to be involved in the operation and maintenance thereof, provided that the customer shall take all reasonable actions as may be necessary to preserve the confidentiality of the Software and prevent transfer or disclosure thereof to others;

(f) The customer shall not remove or modify any copyright or proprietary rights notice included in or on Software and shall reproduce all such notices on any copies of Software or portions thereof, in any form, which customer may make;

(g) The customer shall not decompile, disassemble, or attempt in any way to reverse engineer Software;

(h) The customer shall not directly or indirectly export or re-export any Software without first obtaining Distributor's written approval and any necessary United States and/or Japanese export license; and

(i)  In addition to the terms and conditions set forth in this Schedule C,
                                                               ----------
     Distributor may include any other terms and conditions in the End-User Agreement, provided that such terms and conditions: (i-1) are, except to the extent required by any applicable law in the Territory, consistent with the terms and conditions set forth in any subsections above; (i-2) do not expand Company's obligations beyond those set forth in the body of this Agreement; and (i-3) do not authorize Distributor to incur any liabilities, obligations or commitments on behalf of Company.